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                                                                     EXHIBIT 4.2

        NUMBER                                      SHARES


       Class A                                      Class A
       COMMON STOCK                                 COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE       THIS CERTIFICATE IS TRANSFERABLE
       STATE OF GEORGIA                        EITHER IN NEW YORK, N.Y.,
                                         BOSTON, MA OR WINSTON-SALEM, N.C.


                                Dan River Inc.


THIS IS TO CERTIFY THAT                             IS THE OWNER OF


                                         SEE REVERSE FOR CERTAIN DEFINITIONS

                                                        CUSIP 235774 10 6


FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

 Dan River Inc. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation of the Corporation, as amended (a copy of which is on file with the Transfer Agent), to all of which the holder of this Certificate assents by acceptance hereof. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
  Witness the facsimile signatures of the duly authorized officers of the Corporation,

                             CERTIFICATE OF STOCK

Dated:


/s/ Harry L. Goodrich  SECRETARY         /s/ Joseph L. Lanier, Jr. CHAIRMAN


COUNTERSIGNED AND REGISTERED:            TRANSFER AGENT AND REGISTRAR
WACHOVIA BANK, N.A.
(Winston Salem, N.C.)

BY


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                                DAN RIVER INC.



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                                 UNIF GIFT
     TEN COM--as tenants in common               MIN ACT--       Custodian
     TEN ENT--as tenants by the entireties                .......         ......
     JT TEN --as joint tenants with right of              (Cust)         (Minor)
              survivorship and not as tenants             under Uniform Gifts to
              in common                                   Minors Act............
                                                                      (State)
                    Additional abbreviations may also be used though not in the above list.

           For value received;___________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY
           OR OTHER IDENTIFYING NUMBER OF
                     ASSIGNEE
           -----------------------------


           -----------------------------


           ------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
                                     OF ASSIGNEE)

           ------------------------------------------------------------------

           ------------------------------------------------------------------

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                                                                       shares
           ------------------------------------------------------------
           of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________ Attorney to transfer the said stock on the books of the within named Corporation with the full power of substitution in the premises.

           Dated
                ------------------


                        -----------------------------------------------------
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                SIGNATURE(S) GUARANTEED:
                                        ------------------------------------
                                        THE SIGNATURE(S) SHOULD BE MEDALLION
                                        GUARANTEED BY AN ELIGIBLE GUARANTOR
                                        INSTITUTION (BANKS, STOCKBROKERS,
                                        SAVINGS AND LOAN ASSOCIATIONS AND CREDIT
                                        UNIONS WITH MEMBERSHIP IN AN APPROVED
                                        SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                        PURSUANT TO S.C.C. RULE 17A-12.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.